Exhibit 99.1

DONLIN GOLD 2020 Q4 DRILLING PROGRAM ASSAY RESULTS CONTINUE TO EXCEED MODELED PROJECTIONS WHILE PARTNERS DELIVER A SAFE AND COVID-FREE YEAR

January 19, 2021 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to announce the third set of assay results from the successful 2020 85-hole, 23,400-meter drill program.

Assay results for 67 holes have been received to date (representing approximately 16,680 meters or 71% of the length drilled), of which 25 holes (representing 30% of the length drilled) were announced on August 6 and October 26, 2020:

Assay results continue to demonstrate higher drilled grade-thickness than predicted by previous modelling

Data collected has resulted in an improved understanding of the controls on mineralization

Remaining assay results from the 2020 program are expected in the first quarter of 2021

Additional confirmation and extension drilling planned for 2021

No Covid-19 cases and zero Lost Time Injuries on site in 2020

Ongoing community support, providing timely responses for needs arising from the Covid-19 pandemic

Objectives of the 2020 Drill Program and Results to Date

The primary objective of the 2020 drill program, the largest such campaign at Donlin Gold since 2008, has been to validate and increase the confidence in recent geologic modeling concepts.

Results to date, in both the ACMA and Lewis deposit areas, continue to exceed modeled grade-thickness, with higher grades observed over narrower intervals, particularly in sedimentary rocks. Final assay results for the 2020 drill program are expected to be reported in the first quarter of 2021.

Additional confirmation and extension drilling are planned in 2021 focusing on mineralization continuity, structural control, resource model upgrades, and geotechnical data collection. The program specifics will be finalized once all assay results have been received and integrated into an interim model update.

Five of the top intervals received since the October 26, 2020 media release include:

DC20-1937 intersected 103.88 m grading 6.1 g/t gold, starting at 390.19 m drilled depth, including a sub interval of 22.15 m grading 12.5 g/t, starting at 459.17 m drilled depth;

DC20-1903 intersected 8.14 m grading 45.3 g/t gold, starting at 99.39 m drilled depth, including a sub interval of 6.84 m grading 52.1 g/t gold, starting at 99.39 m drilled depth;

DC20-1912 intersected 37.30 m grading 7.0 g/t gold, starting at 249.70 m drilled depth, including a sub interval of 3.30 m grading 24.5 g/t gold, starting at 251.70 m drilled depth;

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DC20-1930 intersected 39.15 m grading 4.3 g/t gold, starting at 148.85 m drilled depth, including a sub interval of 5.60 m grading 12.5 g/t gold, starting at 182.40 m drilled depth; and

DC20-1895 intersected 23.80 m grading 6.5 g/t gold, starting at 218.28 m drilled depth, including a sub interval of 7.12 m grading 12.7 g/t gold, starting at 220.28 m drilled depth.

Drill hole collar locations and five of the top intervals since October 26, 2020 are shown in Figure 1

Drill hole orientations and depths and significant intervals are shown in Tables 1 and 2, respectively, in the Appendix at the end of this release

Statements by the Owners

With more than 70% of drill assays now reported, the results of the 2020 drill program continue to advance Donlin Gold up the value chain.

“Assay results received to date are encouraging and support the drill program to better understand the Donlin Gold orebody and de-risk the project development. The ongoing modelling work and planned 2021 follow-up drilling program could further enhance the project parameters,” said Mark Bristow, President and CEO of Barrick. “Well done to the Donlin team for delivering a safe and Covid-free year,” Bristow added.

Greg Lang, NOVAGOLD’s President and CEO, said, “In an era characterized by declining gold grades, it is truly rewarding to continue to be able to report drill results that support the potential of Donlin Gold, already an impressive asset in terms of size and grade for a large-scale open-pit gold project. Indeed, the latest assay results continue to point to additional high-grade gold intersections that have only served to add confidence in recent geologic modeling concepts, while confirming multiple high-grade extensions in both the intrusive (igneous) and sedimentary rocks.”

Mr. Lang added, “We are proud to be bringing a federally permitted project up the value chain in one of the world’s most desirable jurisdictions where socially and environmentally responsible mining projects are welcome – the great State of Alaska. I would like to extend my gratitude to the Donlin Gold and contractor teams as well as our Alaska Native Corporation Partners, Calista Corporation (“Calista”) and The Kuskokwim Corporation (TKC) for their reinforcement of our unwavering commitment to the highest standards of safety, social responsibility and environmental stewardship, despite the challenges posed by Covid-19.”

Covid-19 Response & Community Engagement Update

In 2020, 80% of Donlin Gold direct hires for the drill program were Alaska Natives. Extensive communication and the application of health and safety protocols resulted in zero Covid-19 cases on site during the year. There were also no lost-time injuries; a testament to the team’s focus on operating safely and effectively. Enhanced Covid-19 health protocols will remain in place at Donlin Gold, with the objective of protecting the health of Donlin Gold’s employees, contractors, along with their families and home communities.

Donlin Gold has worked with its Alaska Native partners Calista, TKC and other key representatives of the communities in the region, responding to needs arising from the Covid-19 pandemic, as well as in other areas such as environmental management, training and education, and cultural initiatives in the Yukon-Kuskokwim region as featured below:

•	Covid-19 – Established a partnership with Bethel Community Services Foundation to support the Y-K Resiliency Fund and Covenant House Alaska for homeless and at-risk youth services in Bethel. Supplies were provided to 766 families and meals served to 3,700 participants in the Elders and Youth program.

•	Environmental – Worked with TKC, the State of Alaska and Alaska Native Tribal Health Consortium in an initiative to upgrade and improve health & safety standards of water and sewer services in Middle Kuskokwim area communities.

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•	Training & Education – Hosted two virtual Alaska Resource Education camps for Y-K and Doyon students, and Donlin Gold Scholarships were awarded to students selected by Calista and TKC to improve access to education in the region. Calista has awarded a total of 225 scholarships, with 158 students attending schools in Alaska and the balance having gone to schools out of state, with more than 10 villages in the Y-K region represented.

•	Cultural Initiatives – Strengthened sponsorship of the First Alaskans Institute at the Elders & Youth 2020 statewide conference, the Alaska Federation of Natives (AFN) annual convention, and provided distanced activities and programs for youth and Elders.

As part of Donlin Gold’s ongoing community engagement efforts, Friendship Agreements were approved and signed by five communities (Crooked Creek, Sleetmute, Nikolai, Akiak and Napaskiak) in the project’s region in 2020. These agreements with Donlin Gold expand upon the long-term relationships already established with these communities and address specific community needs such as water, sewer, and landfill projects; the ice road that connects remote villages in the Y-K region; salmon studies; and suicide prevention programs.

Donlin Gold is a committed partner to the Alaska Native Communities both surrounding the project and within the State as a whole. This commitment underpins our approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities four decades ago. Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights, and TKC, a collection of 10 village corporations, which owns the surface land rights, and is committed to providing employment opportunities, scholarships, and preferential contract considerations. These agreements include a revenue-sharing structure, established by the Alaska Native Claims Settlement Act (ANSCA) of 1971, which resolved Alaska Native land claims, allotting 44 million acres for land use to Alaska Native Corporations. Additionally, our long-term commitment to economic development is exemplified by Donlin Gold’s support of TKC’s initiative to launch middle Kuskokwim energy and infrastructure projects. These partnerships, activities, and programs are illustrative of our commitment to the sustainable and responsible development of the Donlin Gold project for the benefit of all stakeholders.

About Donlin Gold

Donlin Gold LLC is an Alaska-based company owned equally by Barrick Gold U.S. Inc. and NovaGold Resources Alaska, Inc., which are wholly owned subsidiaries of Barrick and NOVAGOLD, respectively.

Donlin Gold is located in Alaska, the second largest gold-producing state in the U.S. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, and community outreach.

________________________

1 Donlin Gold data as per the Second Updated Feasibility Study (as defined below). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis, of which Barrick and NOVAGOLD each own 50%. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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FIGURE 1 Drill Hole Collar Locations

6880000N
6879000N
6878000N
540000E
541000E
542000E
543000E
Lewis Pit
ACMA Pit
DC20-1903
8.14 m at 45.3 g/t, including a
sub interval of 6.84 m at 52.1 g/t
DC20-1912
37.30 m at 7.0 g/t, including a
sub interval of 3.30 m at 24.5 g/t
DC20-1930
39.15 m at 4.3 g/t, including a
sub interval of 5.60 m at 12.5 g/t
DC20-1895
23.80 m at 6.5 g/t, including a
sub interval of 7.12 m at 12.7 g/t
DC20-1937
103.88 m at 6.1 g/t, including a
sub interval of 22.15 m at 12.5 g/t
1932
1925
1938
1942
1929
1940
1935
1933
1934
1924
1948
1941
1919
1936
1946
1943
1945
assays reported
assays pending
*Pit outline is mineral reserve pit
outline from Second Updated
Feasibility Study as defined below.

Depicted grid system is based on NAD83 UTM zone 4N coordinates.

The owners provided previous updates on assay results in the August 6, 2020 media release “Donlin Gold Project Provides Update on Recent Drilling and Ongoing Community Support in Alaska Amid Covid-19 Pandemic” and the October 26, 2020 media release “Donlin Gold 2020 Q3 Update: Drilling Continues to Yield High Grade Intercepts and Improve Geological Modeling”. These previously disclosed results are referenced in Table 2 and marked with their disclosure date.

QA/QC Procedures

The QA/QC procedures for the 2020 Donlin Gold drill program and sampling protocol were developed and managed by Donlin Gold LLC and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 93% core recovery has been achieved to date. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on two-meter lengths, with a minimum length of 0.3 meters and maximum length of approximately 3.5 meters. Sampled half-core was crushed and pulverized in ALS Limited’s Fairbanks, Alaska; Whitehorse, Yukon; or Vancouver, British Columbia sample preparation facilities. Pulp samples were sent to the ALS labs in Vancouver, British Columbia; Lima, Peru; or Reno, Nevada for gold assays and to labs in Vancouver, British Columbia or Lima, Peru for multi-element analysis. At least 14 quality control samples (four standards, four coarse blanks, two pulp blanks, two coarse duplicates, and two pulp duplicates) were inserted into each batch of 80 samples. The review of the quality control samples did not indicate any bias or error. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

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Downhole directional surveys were completed on all reported completed holes by both Boart Longyear drill operators and on 96% of reported completed holes by DGI Geoscience Inc. technicians, and collar surveys were completed on all holes by Professional Licensed Surveyors from either Rowland Engineering Consultants or Brice Engineering LLC.

Each of ALS Limited, Boart Longyear, DGI Geoscience Inc., Rowland Engineering Consultants, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “Donlin Creek Gold Project Alaska, USA NI 43-101 Technical Report on Second Updated Feasibility Study” prepared by AMEC with an effective date of November 18, 2011, as amended January 20, 2012 (the “Second Updated Feasibility Study”). Kirk Hanson, P.E., Technical Director, Open Pit Mining, North America, (AMEC, Reno), and Gordon Seibel, R.M. SME, Principal Geologist, (AMEC, Reno) are the Qualified Persons responsible for the preparation of the independent technical report, each of whom are independent “qualified persons” as defined by NI 43-101.

Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a “qualified person” under NI 43-101, has approved and verified the scientific and technical information related to the 2020 Donlin Gold drill program contained in this media release. To verify the information related to the drilling program, he has visited the project site twice during the 2020 field season; discussed and observed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, APEGBC Registered Member, who is a Barrick Project Manager and a “qualified person” under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Catherine Raw

COO, North America

Tel: +1 416-307-5157

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

Tel: +1 604-669-6227 or 1-866-669-6227

www.novagold.com

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Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding anticipated benefits from the 2020 drill program including an improved geological model for Donlin Gold; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the Covid-19 pandemic on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; the timing of the remaining assay results; perceived merit of properties; mineral reserve and resource estimates; and future share price performance of Barrick and NOVAGOLD. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent Barrick’s and NOVAGOLD’s management expectations, estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits including the right-of-way lease offer for the project’s buried natural gas pipeline; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the outbreak of the coronavirus global pandemic (Covid-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, and development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the SEC and Canadian provincial securities regulatory authorities and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting Barrick’s and NOVAGOLD’s Investor Relations website at www.barrick.com and www.novagold.com, respectively, or the SEC's website at www.sec.gov or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions and projections of Barrick and NOVAGOLD on the date the statements are made. Barrick and NOVAGOLD assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

NOVAGOLD cautions that this media release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this media release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC) Industry Guide 7 (“SEC Industry Guide 7”), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. NOVAGOLD’s disclosure concerning Reserve & Resources Estimates remains consistent with NI 43-101. Under SEC Industry Guide 7, mineralization may not be classified as a "reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. SEC Industry Guide 7 normally does not permit the inclusion of information concerning "measured mineral resources”, "indicated mineral resources” or "inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves” under SEC Industry Guide 7 in documents filed with the SEC. Investors should also understand that "inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves” under SEC Industry Guide 7 as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves” are also not the same as those of SEC Industry Guide 7, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves” under SEC Industry Guide 7. Donlin Gold does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with SEC Industry Guide 7.

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On October 31, 2018, the SEC adopted a final rule (“New Final Rule”) that will replace SEC Industry Guide 7 with new disclosure requirements that are more closely aligned with current industry and global regulatory practices and standards, including NI 43-101. Companies must comply with the New Final Rule for the Company’s first fiscal year beginning on or after January 1, 2021, which for NOVAGOLD would be the fiscal year beginning December 1, 2021. The New Final Rule provides that SEC Industry Guide 7 will remain effective until all registrants are required to comply with the New Final Rule, at which time SEC Industry Guide 7 will be rescinded. While early voluntary compliance with the New Final Rule is permitted, NOVAGOLD has not elected to comply with the New Final Rule at this time.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC20-1865	237	79	227.0
DC20-1866	45	67	302.7
DC20-1867	28	73	217.5
DC20-1868	358	67	247.2
DC20-1869	330	72	175.9
DC20-1870	307	71	249.9
DC20-1871	303	63	458.4
DC20-1872	312	53	632.8
DC20-1873	250	49	274.9
DC20-1874	300	76	253.0
DC20-1875	304	53	218.5
DC20-1876	288	69	235.0
DC20-1877	303	73	249.9
DC20-1878	304	55	459.9
DC20-1879	302	58	231.0
DC20-1880	300	71	249.9
DC20-1881	301	52	256.0
DC20-1882	327	56	524.9
DC20-1883	308	54	266.4
DC20-1884	306	72	251.8
DC20-1885	278	63	296.6
DC20-1886	304	56	255.4
DC20-1887	305	60	255.4
DC20-1888	312	72	266.5
DC20-1889	328	56	406.6
DC20-1890	abandoned before completion, re-drilled as 1891
DC20-1891	331	55	377.3
DC20-1892	184	63	300.2
DC20-1893	312	75	260.9
DC20-1894	230	67	620.6
DC20-1895	329	53	362.1
DC20-1896	abandoned before completion, re-drilled as 1898
DC20-1897	325	59	335.0
DC20-1898	302	77	250.9
DC20-1899	358	63	201.0
DC20-1900	302	71	235.0
DC20-1901	306	65	464.8
DC20-1902	287	61	176.2
DC20-1903	259	64	150.7
DC20-1904	0	69	200.0

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DC20-1905	290	58	212.5
DC20-1906	181	77	347.8
DC20-1907	305	63	431.6
DC20-1908	305	60	351.4
DC20-1909	5	75	239.3
DC20-1910	288	51	235.0
DC20-1911	1	78	150.3
DC20-1912	302	65	474.3
DC20-1913	296	63	224.9
DC20-1914	290	66	200.3
DC20-1915	309	67	325.5
DC20-1916	295	69	218.2
DC20-1917	50	65	175.3
DC20-1918	305	67	252.4
DC20-1919	272	57	249.0
DC20-1920	313	49	253.3
DC20-1921	235	54	607.2
DC20-1922	318	68	254.5
DC20-1923	301	69	211.5
DC20-1924	297	63	228.0
DC20-1925	290	54	210.0
DC20-1926	291	70	150.3
DC20-1927	296	68	299.9
DC20-1928	299	65	226.2
DC20-1929	289	58	214.9
DC20-1930	208	64	233.2
DC20-1931	295	65	152.7
DC20-1932	289	56	175.3
DC20-1933	295	59	200.0
DC20-1934	289	54	250.2
DC20-1935	282	69	150.0
DC20-1936	1	68	231.0
DC20-1937	256	68	531.9
DC20-1938	307	67	150.0
DC20-1939	171	79	151.8
DC20-1940	292	62	200.0
DC20-1941	104	85	175.0
DC20-1942	273	60	175.3
DC20-1943	326	78	215.5
DC20-1944	279	61	320.0
DC20-1945	305	77	283.8
DC20-1946	17	52	263.0
DC20-1947	304	76	240.2
DC20-1948	306	59	305.1
DC20-1949	326	56	303.6

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DC20-1950	325	59	334.1
DC20-1951	6	73	178.8

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

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TABLE 2

2020 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1865	ACMA	136.75	149.16	12.41	4.91	Reported 8/6
DC20-1865		155.50	174.21	18.71	2.03	Reported 8/6
DC20-1865		200.22	213.57	13.35	2.97	Reported 8/6
DC20-1865		TOTAL		44.47	3.12
DC20-1866	ACMA	14.00	17.82	3.82	3.48	Reported 8/6
DC20-1866		35.39	81.30	45.91	5.03	Reported 8/6
including		63.35	75.30	11.95	10.44	Reported 8/6
DC20-1866		98.25	103.42	5.17	7.01	Reported 8/6
DC20-1866		108.30	131.66	23.36	4.15	Reported 8/6
DC20-1866		208.44	221.61	13.17	4.69	Reported 8/6
DC20-1866		226.53	256.81	30.28	4.20	Reported 8/6
DC20-1866		266.00	276.76	10.76	4.72	Reported 8/6
DC20-1866		281.33	285.57	4.24	1.83	Reported 8/6
DC20-1866		291.00	296.86	5.86	5.61	Reported 8/6
DC20-1866		TOTAL		142.57	4.61
DC20-1867	ACMA	23.20	28.04	4.84	7.37	Reported 8/6
DC20-1867		66.14	70.74	4.60	5.90	Reported 8/6
DC20-1867		92.68	104.00	11.32	6.17	Reported 8/6
DC20-1867		TOTAL		20.76	6.39
DC20-1868	ACMA	115.51	125.74	10.23	4.13	Reported 8/6
DC20-1868		243.48	247.19	3.71	1.92	Reported 8/6
DC20-1868		TOTAL		13.94	3.54
DC20-1869	ACMA	10.80	16.15	5.35	3.22	Reported 8/6
DC20-1869		33.30	43.30	10.00	2.68	Reported 8/6
DC20-1869		49.30	58.83	9.53	3.86	Reported 8/6
DC20-1869		128.19	137.60	9.41	3.08	Reported 8/6
DC20-1869		TOTAL		34.29	3.20
DC20-1870	ACMA	156.66	164.60	7.94	4.24	Reported 8/6
DC20-1870		173.10	180.80	7.70	7.53	Reported 8/6
DC20-1870		TOTAL		15.64	5.86
DC20-1871	ACMA	12.80	20.80	8.00	4.01	Reported 8/6
DC20-1871		30.35	72.26	41.91	11.61	Reported 8/6
including		38.24	42.24	4.00	17.00	Reported 8/6
including		55.78	62.26	6.48	38.77	Reported 8/6
DC20-1871		341.67	347.44	5.77	1.00	Reported 8/6
DC20-1871		425.97	435.71	9.74	1.60	Reported 10/26
DC20-1871		TOTAL		65.42	8.25
DC20-1872	Lewis	47.30	73.46	26.16	3.40	Reported 10/26
DC20-1872		82.80	86.60	3.80	4.74	Reported 10/26
DC20-1872		163.82	167.70	3.88	4.39	Reported 8/6
DC20-1872		290.62	294.58	3.96	3.17	Reported 8/6
DC20-1872		544.34	555.00	10.66	1.80	Reported 10/26
DC20-1872		603.23	609.23	6.00	2.33	Reported 10/26
DC20-1872		TOTAL		54.46	3.11

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1873	Lewis	42.90	53.74	10.84	4.36	Reported 8/6
DC20-1873		60.88	68.54	7.66	18.40	Reported 8/6
including		63.16	68.54	5.38	25.26	Reported 8/6
DC20-1873		TOTAL		18.50	10.17
DC20-1874	ACMA	159.39	169.59	10.20	7.24	Reported 10/26
DC20-1874		174.65	177.97	3.32	3.51	Reported 10/26
DC20-1874		236.83	239.88	3.05	5.52	Reported 10/26
DC20-1874		TOTAL		16.57	6.18
DC20-1875	Lewis	18.75	22.64	3.89	1.50	Reported 10/26
DC20-1875		43.17	47.09	3.92	1.95	Reported 10/26
DC20-1875		100.06	105.68	5.62	6.09	Reported 10/26
DC20-1875		TOTAL		13.43	3.55
DC20-1876	ACMA	5.62	18.35	12.73	5.35	Reported 10/26
DC20-1876		TOTAL		12.73	5.35
DC20-1877	ACMA	123.48	127.65	4.17	80.58	Reported 10/26
including		124.50	127.65	3.15	106.24	Reported 10/26
DC20-1877		TOTAL		4.17	80.58
DC20-1878	Lewis	27.47	34.05	6.58	2.83	Reported 10/26
DC20-1878		48.86	68.63	19.77	11.34	Reported 10/26
including		54.86	61.86	7.00	25.24	Reported 10/26
DC20-1878		74.63	79.74	5.11	15.79	Reported 10/26
including		74.63	77.74	3.11	21.10	Reported 10/26
DC20-1878		96.92	105.70	8.78	1.23	Reported 10/26
DC20-1878		120.32	124.31	3.99	1.83	Reported 10/26
DC20-1878		132.14	135.94	3.80	1.21	Reported 10/26
DC20-1878		140.90	154.70	13.80	3.10	Reported 10/26
DC20-1878		175.34	186.70	11.36	2.00	Reported 10/26
DC20-1878		198.40	240.70	42.30	2.03	Reported 10/26
DC20-1878		244.75	247.92	3.17	4.27	Reported 10/26
DC20-1878		TOTAL		118.66	4.31
DC20-1879	Lewis	62.30	68.44	6.14	1.85	Reported 10/26
DC20-1879		118.57	149.20	30.63	2.40	Reported 10/26
DC20-1879		TOTAL		36.77	2.31
DC20-1880	ACMA	40.70	44.80	4.10	10.67	Reported 10/26
DC20-1880		136.30	139.80	3.50	10.23	Reported 10/26
DC20-1880		TOTAL		7.60	10.47
DC20-1881	ACMA	50.75	55.25	4.50	3.03	Reported 10/26
DC20-1881		TOTAL		4.50	3.03
DC20-1882	ACMA	5.00	9.00	4.00	4.52	Reported 10/26
DC20-1882		15.00	21.00	6.00	6.54	Reported 10/26
DC20-1882		27.00	43.00	16.00	2.81	Reported 10/26
DC20-1882		67.00	71.00	4.00	1.51	Reported 10/26
DC20-1882		113.11	121.27	8.16	4.28	Reported 10/26
DC20-1882		160.18	167.55	7.37	2.11	Reported 10/26
DC20-1882		200.80	219.63	18.83	1.75	Reported 10/26
DC20-1882		233.97	245.15	11.18	4.73	Reported 10/26
DC20-1882		251.03	255.03	4.00	3.90	Reported 10/26

Page | 12

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1882		302.03	328.53	26.50	2.24	Reported 10/26
DC20-1882		336.49	349.54	13.05	2.32	Reported 10/26
DC20-1882		392.24	402.03	9.79	2.99	Reported 10/26
DC20-1882		TOTAL		128.88	2.94
DC20-1883	Lewis	49.38	62.00	12.62	2.19	Reported 10/26
DC20-1883		137.16	157.45	20.29	1.21	Reported 10/26
DC20-1883		172.70	178.97	6.27	2.54	Reported 10/26
DC20-1883		214.50	222.50	8.00	2.58	Reported 10/26
DC20-1883		230.00	234.00	4.00	9.12	Reported 10/26
DC20-1883		258.50	264.50	6.00	15.45	Reported 10/26
DC20-1883		TOTAL		57.18	3.81
DC20-1884	ACMA	142.50	152.25	9.75	5.07	Reported 10/26
DC20-1884		163.25	167.10	3.85	2.17	Reported 10/26
DC20-1884		TOTAL		13.60	4.25
DC20-1885	ACMA	268.96	274.75	5.79	12.96	Reported 10/26
including		268.96	272.87	3.91	16.11	Reported 10/26
DC20-1885		TOTAL		5.79	12.96
DC20-1886	Lewis	43.76	49.67	5.91	2.17	Reported 10/26
DC20-1886		125.88	139.80	13.92	3.47	Reported 10/26
DC20-1886		147.00	151.00	4.00	3.95	Reported 10/26
DC20-1886		158.78	180.90	22.12	4.65	Reported 10/26
including		172.90	176.90	4.00	12.30	Reported 10/26
DC20-1886		196.80	212.20	15.40	3.37	Reported 10/26
DC20-1886		218.20	252.08	33.88	6.52	Reported 10/26
including		224.20	232.14	7.94	11.27	Reported 10/26
DC20-1886		TOTAL		95.23	4.75
DC20-1887	Lewis	5.10	10.50	5.40	1.78	Reported 10/26
DC20-1887		132.00	145.50	13.50	4.32	Reported 10/26
including		134.00	138.00	4.00	10.02	Reported 10/26
DC20-1887		150.45	160.00	9.55	4.65	Reported 10/26
DC20-1887		177.38	185.00	7.62	1.65	Reported 10/26
DC20-1887		212.50	218.50	6.00	1.73	Reported 10/26
DC20-1887		TOTAL		42.07	3.22
DC20-1888	ACMA	178.58	185.51	6.93	43.12	Reported 10/26
including		180.26	183.51	3.25	90.49	Reported 10/26
DC20-1888		191.45	203.33	11.88	1.77	Reported 10/26
DC20-1888		TOTAL		18.81	17.00
DC20-1889	ACMA	33.00	43.00	10.00	5.95
including		35.00	39.00	4.00	11.15
DC20-1889		56.00	60.00	4.00	1.38
DC20-1889		115.00	120.00	5.00	24.27
including		115.50	118.50	3.00	32.77
DC20-1889		176.00	188.00	12.00	2.77
DC20-1889		205.50	218.50	13.00	2.68
DC20-1889		281.00	306.20	25.20	2.13
DC20-1889		348.00	353.00	5.00	7.62
DC20-1889		TOTAL		74.20	4.67

Page | 13

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1891	ACMA	8.08	15.39	7.31	1.65	Reported 10/26
DC20-1891		52.99	76.37	23.38	2.58	Reported 10/26
DC20-1891		107.69	121.70	14.01	2.20	Reported 10/26
DC20-1891		212.43	222.39	9.96	1.66
DC20-1891		228.35	248.63	20.28	3.32
DC20-1891		262.48	291.66	29.18	3.10
DC20-1891		331.37	335.37	4.00	2.33
DC20-1891		TOTAL		108.12	2.65
DC20-1892	ACMA	52.51	74.19	21.68	2.39
DC20-1892		92.16	95.87	3.71	4.18
DC20-1892		148.00	156.00	8.00	4.12
DC20-1892		184.96	188.48	3.52	1.04
DC20-1892		247.50	257.46	9.96	1.75
DC20-1892		TOTAL		46.87	2.59
DC20-1893	ACMA	139.70	143.70	4.00	1.35
DC20-1893		223.80	230.50	6.70	1.87
DC20-1893		247.43	253.80	6.37	1.62
DC20-1893		TOTAL		17.07	1.65
DC20-1894	ACMA	26.60	32.60	6.00	3.84
DC20-1894		132.40	136.40	4.00	3.38
DC20-1894		152.40	158.40	6.00	3.68
DC20-1894		244.20	253.80	9.60	1.00
DC20-1894		259.00	263.00	4.00	9.22
DC20-1894		274.50	284.00	9.50	5.48
DC20-1894		290.00	294.00	4.00	3.83
DC20-1894		345.00	348.00	3.00	4.88
DC20-1894		421.50	429.50	8.00	2.08
DC20-1894		508.00	521.63	13.63	4.45
DC20-1894		558.93	580.27	21.34	3.65
DC20-1894		586.06	605.33	19.27	2.31
DC20-1894		TOTAL		108.34	3.57
DC20-1895	ACMA	20.43	26.40	5.97	4.13
DC20-1895		218.28	242.08	23.80	6.54
including		220.28	227.40	7.12	12.71
DC20-1895		257.63	267.00	9.37	1.62
DC20-1895		286.85	289.93	3.08	3.66
DC20-1895		TOTAL		42.22	4.90
DC20-1897	ACMA	17.74	28.95	11.21	2.20
DC20-1897		145.10	153.04	7.94	1.62
DC20-1897		219.04	225.04	6.00	2.69
DC20-1897		243.58	258.12	14.54	4.79
DC20-1897		287.70	295.70	8.00	2.62
DC20-1897		321.98	325.97	3.99	8.81
DC20-1897		TOTAL		51.68	3.47
DC20-1898	ACMA	222.04	231.93	9.89	4.11
DC20-1898		TOTAL		9.89	4.11
DC20-1899	ACMA	72.73	88.87	16.14	7.78
including		72.73	76.70	3.97	13.91
DC20-1899		TOTAL		16.14	7.78

Page | 14

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1900	Lewis	90.12	94.00	3.88	2.83
DC20-1900		107.20	119.30	12.10	2.37
DC20-1900		140.20	150.00	9.80	4.78
DC20-1900		164.00	184.00	20.00	2.74
DC20-1900		199.00	209.00	10.00	5.61
DC20-1900		TOTAL		55.78	3.54
DC20-1901	Lewis	73.66	85.15	11.49	1.16
DC20-1901		218.78	222.46	3.68	3.65
DC20-1901		233.97	237.50	3.53	3.43
DC20-1901		302.16	306.16	4.00	3.50
DC20-1901		358.00	390.00	32.00	2.40
DC20-1901		TOTAL		54.70	2.37
DC20-1902	Lewis	18.00	33.30	15.30	1.23
DC20-1902		96.00	103.54	7.54	4.65
DC20-1902		153.00	159.27	6.27	1.79
DC20-1902		TOTAL		29.11	2.24
DC20-1903	ACMA	99.39	107.53	8.14	45.26
including		99.39	106.23	6.84	52.14
DC20-1903		112.79	119.76	6.97	2.57
DC20-1903		TOTAL		15.11	25.57
DC20-1904	ACMA	61.77	97.65	35.88	3.71
DC20-1904		103.54	109.42	5.88	4.94
DC20-1904		TOTAL		41.76	3.88
DC20-1905	Lewis	41.65	45.05	3.40	4.50
DC20-1905		51.00	67.00	16.00	2.45
DC20-1905		81.00	89.00	8.00	1.39
DC20-1905		TOTAL		27.40	2.40
DC20-1906	ACMA	225.73	237.98	12.25	6.27
DC20-1906		TOTAL		12.25	6.27
DC20-1907	Lewis	248.54	254.46	5.92	1.48
DC20-1907		367.08	385.96	18.88	5.60
including		368.95	372.75	3.80	16.09
DC20-1907		395.45	403.24	7.79	1.64
DC20-1907		418.58	428.45	9.87	3.27
DC20-1907		TOTAL		42.46	3.76
DC20-1908	Lewis	112.25	122.25	10.00	2.40
DC20-1908		TOTAL		10.00	2.40
DC20-1909	ACMA	74.22	79.40	5.18	8.04
DC20-1909		94.50	98.40	3.90	3.17
DC20-1909		135.50	145.60	10.10	2.31
DC20-1909		TOTAL		19.18	4.03
DC20-1910	Lewis	162.43	166.43	4.00	6.54
DC20-1910		184.23	193.23	9.00	7.88
DC20-1910		201.23	209.23	8.00	7.28
DC20-1910		TOTAL		21.00	7.40

Page | 15

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1911	ACMA	61.00	83.00	22.00	2.29
DC20-1911		105.00	113.00	8.00	2.68
DC20-1911		TOTAL		30.00	2.40
DC20-1912	Lewis	178.80	198.80	20.00	4.11
DC20-1912		249.70	287.00	37.30	7.00
including		251.70	255.00	3.30	24.55
DC20-1912		TOTAL		57.30	5.99
DC20-1913	Lewis	15.00	19.00	4.00	4.87
DC20-1913		118.53	142.00	23.47	1.87
DC20-1913		TOTAL		27.47	2.31
DC20-1914	ACMA	18.44	28.44	10.00	1.92
DC20-1914		91.13	104.02	12.89	1.31
DC20-1914		112.88	116.88	4.00	1.05
DC20-1914		TOTAL		26.89	1.49
DC20-1915	Lewis	31.90	37.55	5.65	1.08
DC20-1915		228.10	234.10	6.00	1.78
DC20-1915		287.42	302.78	15.36	7.22
including		298.78	302.78	4.00	21.03
DC20-1915		316.76	324.76	8.00	2.16
DC20-1915		TOTAL		35.01	4.14
DC20-1916	Lewis	19.94	31.88	11.94	4.87
DC20-1916		49.90	58.86	8.96	5.32
DC20-1916		136.18	148.16	11.98	1.32
DC20-1916		201.59	211.58	9.99	1.57
DC20-1916		TOTAL		42.87	3.20
DC20-1917	ACMA	145.56	155.35	9.79	1.41
DC20-1917		TOTAL		9.79	1.41
DC20-1920	Lewis	6.03	10.67	4.64	4.10
DC20-1920		TOTAL		4.64	4.10
DC20-1921	ACMA	98.86	103.98	5.12	2.11
DC20-1921		109.98	116.97	6.99	5.48
DC20-1921		133.56	142.67	9.11	1.69
DC20-1921		165.67	189.40	23.73	2.64
DC20-1921		206.23	209.74	3.51	5.18
DC20-1921		284.64	292.98	8.34	4.99
DC20-1921		297.12	311.16	14.04	3.27
DC20-1921		TOTAL		70.84	3.29
DC20-1923	Lewis	85.60	91.55	5.95	1.68
DC20-1923		128.00	131.62	3.62	3.79
DC20-1923		TOTAL		9.57	2.48
DC20-1926	Lewis	21.96	35.96	14.00	4.36
DC20-1926		TOTAL		14.00	4.36
DC20-1930	ACMA	102.30	110.30	8.00	2.62
DC20-1930		119.50	137.50	18.00	3.14
DC20-1930		148.85	188.00	39.15	4.28
including		182.40	188.00	5.60	12.51
DC20-1930		TOTAL		65.15	3.76

Page | 16

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC20-1937	ACMA	335.36	341.36	6.00	6.79
DC20-1937		349.30	365.63	16.33	3.20
DC20-1937		390.19	494.07	103.88	6.14
including		459.17	481.32	22.15	12.55
DC20-1937		500.10	526.63	26.53	2.40
DC20-1937		TOTAL		152.74	5.20
DC20-1944	ACMA	205.38	209.00	3.62	5.45
DC20-1944		227.00	232.00	5.00	1.55
DC20-1944		237.62	249.22	11.60	3.59
DC20-1944		274.00	277.55	3.55	8.49
DC20-1944		286.17	294.00	7.83	6.12
DC20-1944		TOTAL		31.60	4.66
DC20-1947	ACMA	73.81	80.10	6.29	3.20
DC20-1947		TOTAL		6.29	3.20
DC20-1949	ACMA	28.84	32.56	3.72	2.28
DC20-1949		64.93	70.44	5.51	3.30
DC20-1949		96.01	100.58	4.57	2.17
DC20-1949		141.35	156.70	15.35	5.37
DC20-1949		TOTAL		29.15	4.08
DC20-1950	ACMA	161.50	175.50	14.00	2.63
DC20-1950		180.80	193.05	12.25	3.14
DC20-1950		230.30	237.50	7.20	5.91
DC20-1950		250.00	262.50	12.50	3.49
DC20-1950		272.00	277.38	5.38	2.24
DC20-1950		295.15	302.00	6.85	5.17
DC20-1950		307.00	314.50	7.50	4.84
DC20-1950		TOTAL		65.68	3.73
DC20-1951	ACMA	109.96	123.88	13.92	2.34
DC20-1951		TOTAL		13.92	2.34

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Any drill intervals not depicted in this table did not meet the significant interval criteria.

Assay data are not yet available from 118.26m to 214.64m in DC20-1895, from 159.90m to 239.27m in DC20-1909, from 0.00m to 46.00m in DC20-1912, from 142.00m to 224.94m in DC20-1913, from 0.00m to 39.70m and 155.35m to 175.26m in DC20-1917, all of DC20-1918 and DC20-1919, from 131.30m to 253.29m in DC20-1920, from 0.00m to 93.26m and 311.16m to 607.16m in DC20-1921, from 56.25m to 254.51m in DC20-1922, from 0.00m to 69.28m and 190.30m to 211.53m in DC20-1923, all of DC20-1924 and DC20-1925, from 0.00m to 104.00m in DC20-1927, from 58.03m to 226.16m in DC20-1928, all of DC20-1929, from 0.00m to 64.00m and 188.00m to 233.17m in DC20-1930, all of DC20-1932 through DC20-1936, from 0.00m to 329.42m in DC20-1937, all of DC20-1938, from 58.04m to 151.79m in DC20-1939, all of DC20-1940 through DC20-1943, from 0.00m to 154.87m in DC20-1944, all of DC20-1945 and DC20-1946, from 91.90m to 240.18m in DC20-1947, all of DC20-1948, from 187.00m to 303.58m in DC20-1949, from 0.00m to 83.40m and 314.50m to 334.06m in DC20-1950, and from 0.00m to 33.16m and 123.88m to 178.77m in DC20-1951.

Page | 17